                                                                    EXHIBIT 24.2



                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $400,000,000 of senior debt securities of Fluor covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 11th day of December, 1996.



                              /s/ Carroll A. Campbell, Jr.
                              ----------------------------------------
                              Carroll A. Campbell, Jr.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $400,000,000 of senior debt securities of Fluor covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 11th day of December, 1996.



                              /s/ Hugh K. Coble
                              -----------------------------------------
                              Hugh K. Coble

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $400,000,000 of senior debt securities of Fluor covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 11th day of December, 1996.



                              /s/ Peter J. Fluor
                              -----------------------------------------
                              Peter J. Fluor

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $400,000,000 of senior debt securities of Fluor covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 11th day of December, 1996.



                              /s/ David P. Gardner
                              -----------------------------------------
                              David P. Gardner

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $400,000,000 of senior debt securities of Fluor covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 11th day of December, 1996.



                              /s/ William R. Grant
                              -----------------------------------------
                              William R. Grant

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $400,000,000 of senior debt securities of Fluor covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 11th day of December, 1996.



                              /s/ Bobby R. Inman
                              -----------------------------------------
                              Bobby R. Inman

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $400,000,000 of senior debt securities of Fluor covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 11th day of December, 1996.



                              /s/ Robert V. Lindsay
                              -----------------------------------------
                              Robert V. Lindsay

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $400,000,000 of senior debt securities of Fluor covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 11th day of December, 1996.



                              /s/ Vilma S. Martinez
                              -----------------------------------------
                              Vilma S. Martinez

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $400,000,000 of senior debt securities of Fluor covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 11th day of December, 1996.



                              /s/ Buck Mickel
                              -----------------------------------------
                              Buck Mickel

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $400,000,000 of senior debt securities of Fluor covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 11th day of December, 1996.



                              /s/ Martha R. Seger
                              -----------------------------------------
                              Martha R. Seger

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Fluor Corporation, a Delaware corporation ("Fluor"), does constitute and appoint Lawrence N. Fisher, Robert R. Dryden and Raymond M. Bukaty, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 and any and all amendments thereto (including post-effective amendments) to be filed by Fluor with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended, up to $400,000,000 of senior debt securities of Fluor covered by said Registration Statement and to file such Registration Statement and any and all such amendments and any and all exhibits thereto, and any and all other information and documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of the 11th day of December, 1996.



                              /s/ Donald L. Blankenship
                              -----------------------------------------
                              Donald L. Blankenship